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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20546





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 26, 1997

                            SOFTWARE SPECTRUM, INC.
             (Exact name of registrant as specified in its charter)






        Texas                       0-19349                      75-1878002
(State of incorporation      (Commission File Number)         (I.R.S. Employer
   or organization)                                          Identification No.)


    2140 Merritt Drive
    Garland, Texas                                                     75041
    (Address of principal executive offices)                         (Zip Code)




                                 (972) 840-6600
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.

         On March 26, 1997, the Board of Directors of SOFTWARE SPECTRUM, INC. (the "Company") voted to change the fiscal year end of the Company to April 30 of each year.

         This change will better accommodate the Company's business cycles in a variety of ways, including moving its quarter-ends and year-end away from its strongest sales months--March, June, September and December. The Company anticipates that this change will also provide enhanced comparability between fiscal 1997 and 1998 results due to the impact of the Company's May 1996 acquisition of the corporate, government and education division of Egghead, Inc. The Company expects to announce its financial results for the fiscal year ending April 30, 1997, in mid-to-late June.

         The Company's annual report on Form 10-K, which will be filed within ninety days of April 30, 1997, will cover the one month transition period from April 1, 1996 through April 30, 1996.

         A copy of the press release announcing the change in the fiscal year end is included as an exhibit to this report and is incorporated herein by reference.
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ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired:

                          None.

         (b)     Pro forma financial information:

                          None.

         (c)     Exhibits:

                 (99)     Press Release dated March 26, 1997.





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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration to be signed on its behalf by the undersigned, thereto duly authorized.


                                              SOFTWARE SPECTRUM, INC.


                                              By:  /s/ DEBORAH A. NUGENT
                                                --------------------------------
                                                Name:  Deborah A. Nugent
                                                Title: Vice President of Finance


Date:  April 9, 1997





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                               INDEX TO EXHIBITS


EXHIBIT          DESCRIPTION
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
(99)             Press Release dated March 26, 1997.






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